                                                                     Exhibit 4.1
[LOGO]
American Bank Note Company

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE


                                                             COMMON STOCK
--------------------                                    ----------------------
        NUMBER                                                SHARES
  C
--------------------                                    ----------------------
                                                       PAR VALUE $0.01 PER SHARE

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY AND DENVER, CO

                                     [LOGO]

                                                               CUSIP 961765 10 4
                                            SEE REVERSE FOR CERTAIN RESTRICTIONS

                         WESTWOOD HOLDINGS GROUP, INC.


THIS CERTIFIES THAT






IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Westwood Holdings Group, Inc.(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, to all of which the holder, by acceptance hereof, consents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated


/s/ Susan M Byrne             [SEAL]                  /s/ Bill Casey
CHAIRMAN OF THE BOARD                                     SECRETARY




COUNTERSIGNED AND REGISTERED:
       COMPUTERSHARE TRUST COMPANY, INC.
                P.O. Box 1596
                Denver, Colorado 80201
                  TRANSFER AGENT AND REGISTRAR
BY
                         AUTHORIZED SIGNATURE

                         WESTWOOD HOLDINGS GROUP, INC.

     The Corporation will furnish, without charge, to each stockholder who so requests a statement of the powers, designations, preferences and relative, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                     UNIF GIFT MIN ACT- __________ Custodian ___________
     TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
                survivorship and not as tenants                             Act ____________________________
                in common                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock of the Corporation represented by the within Certificate,

and do hereby irrevocably constitute and appoint _______________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated, ____________________


                                                   X____________________________
                                                             (SIGNATURE)

       NOTICE: THE SIGNATURE(S) TO THIS
       ASSIGNMENT MUST CORRESPOND WITH
       THE NAME(S) AS WRITTEN UPON THE
       FACE OF THE CERTIFICATE IN EVERY
       PARTICULAR, WITHOUT ALTERATION OR
       ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                   X____________________________
                                                             (SIGNATURE)

                                                   -----------------------------
                                                    THE SIGNATURE(S) SHOULD BE
                                                    GUARANTEED BY AN ELIGIBLE
                                                    GUARANTOR INSTITUTION
                                                    (BANKS, STOCKBROKERS,
                                                    SAVINGS AND LOAN
                                                    ASSOCIATIONS AND CREDIT
                                                    UNIONS WITH MEMBERSHIP IN AN
                                                    APPROVED SIGNATURE GUARANTEE
                                                    MEDALLION PROGRAM), PURSUANT
                                                    TO S.E.C. RULE 17Ad-15.
                                                   -----------------------------
                                                    SIGNATURE(S) GUARANTEED BY:


                                                   -----------------------------


-----------------------------------------------------------------------------------------
 AMERICAN BANK NOTE COMPANY           PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
55TH STREET AT SANSOM STREET                        PROOF OF MARCH 8, 2002
   PHILADELPHIA, PA 19139                                  WESTWOOD
       (215) 764-8600                                      H72515bk
-----------------------------------------------------------------------------------------
SALES: M. GARRETT: 214-823-270                 OPERATOR:                    HJ/JW/eg
-----------------------------------------------------------------------------------------
NET/BANKNOTE/HOME 23/MAC 6/WESTWOOD 72515                      Rev. 2
-----------------------------------------------------------------------------------------